SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549





                                    FORM 8-K





                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 18, 2004



                                   INYX, INC.

             (Exact name of registrant as specified in its charter)



Nevada                               333-83152                   75-2870720
------                               ---------                   ----------
(State or other jurisdiction        (Commission              (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)



                825 Third Avenue, 40th Floor, New York, NY 10022
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (212) 838-1111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.     Entry into a Material Definitive Agreement

         On November 18, 2004, a subsidiary of Registrant signed a Manufacturing and Supply Agreement with NovaDel Pharma, Inc. to produce NovaDel's nitroglycerin lingual spray for the treatment of acute angina under an exclusive five-year arrangement. The completed agreement was released to Registrant on November 30, 2004.

Item 7.01      Regulation FD Disclosure

         On November 23, 2004, Registrant issued a press release announcing the NovaDel agreement. A copy of this press release is attached as Exhibit 99.1.

         The press release is being furnished, and shall not be deemed to be "filed", with the SEC. The information in Exhibit 99.1 shall not be incorporated by reference into any filing of the Registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01.     Financial Exhibits, Pro Forma Financial Information and Exhibits.

         10.33    Manufacturing and Supply Agreement

         99.1     Press Release dated November 23, 2004.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       INYX, INC.



                                                       By: /s/ Jack Kachkar
                                                          ----------------------
                                                          Jack Kachkar, Chairman

Dated:            November 30, 2004